Summary Prospectus | March 1, 2020
Target Income Series
Class/Ticker: I/MTDIX K/MTDKX R/MTDRX
This is the Summary Prospectus of the Target Income Series - Class I, K, and R Shares, a series of Manning & Napier Fund, Inc. (the “Fund”). Before you invest, you may want to review the prospectus of the Series, which contains more information about the Series and its risks. You can find the prospectus and other information about the Series, including the Series’ statement of additional information and most recent reports to shareholders, online at www.manning-napier.com/documents. You can also get this information at no cost from the Fund by calling 1-800-466-3863, by sending an email to orders@mysummaryprospectus.com, or from your financial intermediary. The prospectus and the statement of additional information of the Series, both dated March 1, 2020, as each may be amended or supplemented, are incorporated into this Summary Prospectus.
Beginning on June 25, 2021, as permitted by Securities and Exchange Commission regulations, paper copies of the Series’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.
You may elect to receive all future annual and semi-annual reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.
Investment Goal
To provide current income and, as a secondary objective, capital appreciation consistent with its asset allocation strategy.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Class I shares, which are not reflected in the table or the Example below.
CLASS	I	K	R
Shareholder Fees (fees paid directly from your investment)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None
Distribution and Service (12b-1) Fees	None	0.25%	0.50%
Other Expenses	0.44%	0.32%	0.29%
Acquired Fund Fees and Expenses (AFFE)	0.45%	0.45%	0.45%
Total Annual Fund Operating Expenses[1]	0.89%	1.02%	1.24%
Less Fee Waiver and/or Expense Reimbursement[2]	(0.24)%	(0.12)%	(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.65%	0.90%	1.15%
[1]	The total annual fund operating expenses in this fee table may not correlate to the expense ratios in the financial highlights in the prospectus (and in the Series’ financial statements) because the financial highlights include only the Series’ direct operating expenses and do not include fees and expenses incurred indirectly by the Series through its investments in the underlying fund(s).
[2]	Manning & Napier Advisors, LLC (the Advisor) has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of each Class, exclusive of Distribution and Service (12b-1) Fees, do not exceed 0.20% of the average daily net assets of the Class. This contractual waiver is expected to continue indefinitely and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Series through its investments in the underlying fund(s). The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, exclusive of Distribution and Service (12b-1) Fees, and the Class’s

contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, exclusive of Distribution and Service (12b-1) Fees, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor’s contractual expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	CLASS I	CLASS K	CLASS R
1 Year	$66	$92	$117
3 Years	$208	$287	$365
5 Years	$362	$498	$633
10 Years	$810	$1,108	$1,398
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 12% of the average value of its portfolio.
Principal Investment Strategies
The Series seeks to achieve its investment objective by investing in the Manning & Napier Blended Asset Conservative Series, and is currently 100% invested in the Blended Asset Conservative Series. The Blended Asset Conservative Series invests primarily in fixed income securities, including U.S. Treasury securities, and U.S. and foreign mortgage-backed and asset-backed securities and corporate bonds. The Blended Asset Conservative Series invests primarily in investment grade fixed income securities with short- to intermediate-term maturities of 3 to 5 years but may also invest in longer term securities (such as bonds with maturities of 10 years or more) and non-investment grade securities (junk bonds).
The Blended Asset Conservative Series’ stock holdings may include dividend-paying common stocks as well as other U.S. and foreign stocks, including those in emerging markets, and American Depository Receipts, of companies with any market capitalization. With respect to the portion of the Blended Asset
Conservative Series that is invested in dividend-paying common stocks, the Advisor uses a systematic process to construct a portfolio consisting primarily of companies trading on U.S. stock exchanges that it believes will provide competitive returns consistent with the broad equity market while also providing a level of capital protection during sustained market downturns. The Blended Asset Conservative Series may also invest in securities of U.S. and foreign issuers in the real estate industry, including equity and mortgage real estate investment trusts (REITs) and real estate operating companies (REOCs). There are no prescribed limits on the sector allocations of the Blended Asset Conservative Series’ investments and, from time to time, the Series may focus its investments in one or more sectors.
The Blended Asset Conservative Series may also invest in derivative instruments. The Blended Asset Conservative Series principally writes (sells) options on securities, and buys and sells futures contracts based on fixed income securities, interest rates and currencies.
The Series’ investment in the Blended Asset Conservative Series is expected to remain fixed over time. However, the Advisor may invest a limited portion of the Series’ assets in the Blended Asset Moderate Series if circumstances warrant a change. These circumstances may include factors affecting the overall economy or financial markets or factors that specifically relate to the Blended Asset Conservative Series, its assets, or its asset allocation strategies.
The Series may also invest directly in equity and fixed income securities and cash equivalents, including money market securities.
The Series is designed to provide investors with investment management and asset allocation.
Principal Risks of Investing in the Series
As with all mutual funds, there is no guarantee that the Series will achieve its investment objective. You could lose money by investing in the Series. Further, there is no guarantee that the Series will be able to provide adequate income at and through your retirement or other investment goal.
The Series is intended for investors currently in retirement or with other conservative investment objectives whose primary investment objective is current income, and who are willing to accept the risks associated with the Series’ asset allocation strategy. In general, the Target Income Series is expected to be the least volatile of all the Target Series.
Asset allocation risk — The Series is subject to asset allocation risk, which is the risk that the selection of the underlying fund and the allocation of the underlying fund's assets among the various asset classes and market segments will cause the Series to underperform other mutual funds with a similar investment objective.
The Series may also invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. The Series’ direct investment in these securities is subject to the same or similar risks as those described for the underlying fund's investment in the same security. Please see “Principal Risks of the Underlying Fund” below for a description of these risks.
Market risk — Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Series will fluctuate, which means that you could lose money on your investment.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals may impact the Series’ liquidity and net asset value (NAV).
Principal Risks of the Underlying Fund
Through its investment in the Blended Asset Conservative Series, the Series will bear its proportionate share of the expenses of the underlying fund in addition to its own expenses, and will be subject to the risks associated with the underlying fund's investments, which include the following:
Investment risk — The Series may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
Management risk — The underlying fund is an actively managed mutual fund. Any actively managed mutual fund is subject to the risk that its investment advisor will make poor security selections. When making investment decisions for an underlying fund, the Advisor applies its own investment techniques and risk analyses, but there can be no guarantee that they will produce the desired results.
Because a portion of the underlying fund’s portfolio is selected using a systematic process, the Series is subject to the additional risk that the Advisor’s judgments regarding the investment criteria underlying the systematic process may prove to be incorrect.
Fixed income risk — The prices of an underlying fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Current market conditions may pose heightened risks for the Series. While interest rates in the U.S. are near historic lows, changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will continue to rise in the near future. An increase in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by an underlying fund. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, an underlying fund’s value may fluctuate and/or an underlying fund may experience increased redemptions from shareholders, which may impact an underlying fund’s liquidity or force the underlying fund to sell securities into a declining or illiquid market.
Interest rate risk — Interest rate risk is the risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates. Longer-term bonds will experience greater fluctuations than shorter-term bonds given their greater sensitivity to interest rate changes.
Credit risk — Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. This risk is greater for lower-rated investment grade securities and junk bonds.
Prepayment and extension risk — Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
High-yield securities risk — An underlying fund’s investments in high-yield securities (junk bonds) may subject it to the following additional risks:
•	High-yield securities may underperform other sectors of the bond market, or the market as a whole.
•	The performance of high-yield securities tends to be more volatile than that of other sectors of the bond market.
•	Given the total size of the high-yield securities market, high-yield securities can be less liquid than investment grade securities.
•	An underlying fund’s investments in high-yield securities will subject it to a substantial degree of credit risk because the prospect for repayment of principal and interest of many of these bonds is speculative.
Risks of lower-rated investment grade securities — Securities with the lowest ratings within the investment grade categories carry more risk than those with the highest ratings. When an underlying fund invests in securities in the lower rating categories, the achievement of its goals is more dependent on the Advisor’s ability than would be the case if the underlying fund were to invest in higher-rated securities within the investment grade categories. The Advisor seeks to minimize this risk through investment analysis and attention to current developments in interest rates and economic conditions.
U.S. Government securities risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources, and, therefore, such obligations are not backed by the full faith and credit of the United States government.
Mortgage- and asset-backed securities risks — An underlying fund's investments in mortgage-backed and asset-backed securities may subject it to the following additional risks:

•	Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.
•	Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.
Equity risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.
Large-cap risk — Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — an underlying fund’s performance could be reduced to the extent its portfolio is holding large-cap stocks.
Small- and mid-cap risk — Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.
Risks of dividend-paying common stocks — Dividend-paying common stocks may be subject to additional risk that may cause them to underperform other types of stocks. In addition, if stocks held by an underlying fund reduce or stop paying dividends, the underlying fund’s ability to generate income may be affected.
Foreign investment risk — An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.
Real estate securities risk — An underlying fund’s holdings in securities of issuers in the real estate industry, including its investments in REITs and REOCs, may subject it to additional risks, even though the underlying fund does not invest directly in real estate. These risks include, but are not limited to, the following: fluctuations in the value of real estate properties and interest rates, defaults by borrowers or tenants, extended vacancies and declining rents, a lack of ability to obtain mortgage financing or other limits to accessing the credit or capital markets, increased competition and overbuilding and increases in real estate or operating taxes. Any geographic concentration of an underlying fund’s real estate related investments could result in the underlying fund being subject to the above risks to a greater degree.
Options and futures risk — An underlying fund is subject to the following risks due to its ability to invest in options and futures:
•	Options and futures, like all derivatives, can be extremely sensitive to changes in the market value of the underlying investment, and changes in the value of an option or futures contract may not correlate perfectly with the underlying investment.
•	An underlying fund may not be able to receive amounts payable to it under its options and futures contracts as quickly as it may be able to sell or otherwise obtain payments from other investments, so the underlying fund’s investments in such contracts may not be as liquid as the underlying fund’s other investments.
Sector focus risk — Because an underlying fund’s investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, an underlying fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Liquidity risk — At certain times, a particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of an underlying fund’s shares. Redemptions by these institutions or individuals in an underlying fund may impact the underlying fund’s liquidity and net asset value (NAV).
Summary of Past Performance
The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class K shares of the Series for each of the last ten calendar years. The total return table shows how the average annual total returns for the Series for different periods compare to those of a broad-based securities index, the S&P Target Date Retirement Income Index, and an Income Composite Benchmark. At December 31, 2019, the components of the Income Composite Benchmark were as follows: Russell 3000® Index (22%), MSCI ACWI ex USA Index (8%), and Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (70%). The Income Composite Benchmark is provided because it better reflects the asset allocation of the Series over time as compared to the broad-based index. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly updated performance information for the Series is available at www.manning-napier.com.
Calendar Years Ended December 31
Quarterly Returns
Highest (quarter ended 03/31/2019): 5.91%
Lowest (quarter ended 09/30/2015): (3.87)%
Average Annual Total Returns For Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Class K Shares
Return Before Taxes	13.16%	3.83%	5.08%
Return After Taxes on Distributions	12.39%	3.07%	3.82%
Return After Taxes on Distributions and Sale of Series Shares	7.87%	2.74%	3.71%
Class I Shares — Return Before Taxes	13.32%	4.10%	5.33%
Class R Shares — Return Before Taxes	12.76%	3.55%	4.79%
Indices: (reflect no deduction for fees, expenses, or taxes)
S&P Target Date Retirement Income Index	13.33%	4.67%	5.50%
Income Composite Benchmark	13.03%	4.86%	5.63%
The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for other share classes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
The Advisor’s Global Core Team is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Global Core Team:
Christian A. Andreach, CFA®
Co-Head of Global Equities, Senior Analyst/Managing Director of Consumer Group, Head of U.S. Equity Core Team, has managed the Series since 2008.
Ebrahim Busheri, CFA®
Director of Investments, has managed the Series since 2012.
Marc Tommasi
Co-Head of Global Equities, Senior Analyst/Chief Investment Strategist, Head of Non-U.S. Equity Core Team, Managing Director of Global Strategies Group, has managed the Series since 2008.
Purchase and Sale of Series Shares
You may purchase or redeem shares of the Series on any day the New York Stock Exchange (NYSE) is open. The minimum initial investment for the Class K and Class R shares of the Series is $2,000. The Class K and Class R shares investment minimums are waived for certain qualified retirement plans and participants in an automatic investment program who invest at least $1,000 in a 12-month period. The minimum initial investment for the Class I shares of the Series is $1,000,000. The Class I shares investment minimum is waived for certain qualified retirement plans. There is no minimum for subsequent investments. You may purchase or redeem shares of the Series held directly with the Fund by mail (Manning & Napier Fund, Inc., P.O. Box 9845, Providence, RI 02940-8045), by Internet (www.manning-napier.com), by telephone (1-800-466-3863) or by wire. Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place purchase or redemption orders.
Tax Information
The distributions made by the Series generally are taxable, and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Series distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Series shares through a broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
MTDIX Summ 03/01/2020